UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 18, 2003

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of the Company dated December 18, 2003

ITEM 9. Regulation FD Disclosure

On December 18, 2003, PainCare Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing a $10 million private placement of 7.5% convertible debentures and warrants.

Such information, including the exhibit attached hereto under “Item 7. Financial Statements and Exhibits” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:	December 18, 2003	By:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date:	December 18, 2003	By:	/s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press release of the Company dated December 18, 2003